Exhibit 99.3

SPECIAL MEETING OF STOCKHOLDERS OF SRS LABS, INC. [ ], 2012 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [ ], 2012. The Notice of Special Meeting of Stockholders and the Proxy Statement/Prospectus, which is a part of a Registration Statement on Form S-4 filed by DTS, Inc. ("DTS"), the Form of Proxy Card and directions on how to attend the special meeting and vote in person, are available at www.are.com/proxy. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method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o adopt the Agreement and Plan of Merger and Reorganization, dated as of April 16, 2012 (as that agreement may be amended in accordance with its terms) by and among SRS Labs, Inc. ("SRS"), DTS, DTS Merger Sub, Inc., a wholly owned subsidiary of DTS, and DTS LLC, a wholly owned subsidiary of DTS (the "Merger Proposal"). 2. To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to SRS' named executive officers in connection with the merger and the agreements and understandings pursuant to which such compensation may be paid or become payable (the "Merger-Related Compensation Proposal"). 3. To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are votes at the time of the special meeting to constitute a quorum or to approve the Merger Proposal or the Merger-Related Compensation Proposal. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. ------------------ ---------------- 00030003000300001000 1 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

SrS 14475 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS OF SRS LABS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE The undersigned stockholder(s) of SRS, hereby appoint Thomas C.K. Yuen and Walter J. McBride, or either of them, as proxies, each with full power of substitution, for and in the name of the undersigned at the Special Meeting of Stockholders of SRS to be held on [ ], 2012, and at any and all adjournments or postponements thereof, to represent and vote all shares of the common stock of SRS held of record by the undersigned on [ ], 2012, as if the undersigned were present and voting the shares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

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method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o adopt the Agreement and Plan of Merger and Reorganization, dated as of April 16, 2012 (as that agreement may be amended in accordance with its terms) by and among SRS Labs, Inc. ("SRS"), DTS, DTS Merger Sub, Inc., a wholly owned subsidiary of DTS, and DTS LLC, a wholly owned subsidiary of DTS (the "Merger Proposal"). 2. To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to SRS' named executive officers in connection with the merger and the agreements and understandings pursuant to which such compensation may be paid or become payable (the "Merger-Related Compensation Proposal"). 3. To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are votes at the time of the special meeting to constitute a quorum or to approve the Merger Proposal or the Merger-Related Compensation Proposal. SPECIAL MEETING OF STOCKHOLDERS OF SRS LABS, INC. [ ], 2012 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote by Internet or telephone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the special meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030003000300001000 1 COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [ ], 2012. The Notice of Special Meeting of Stockholders and the Proxy Statement/Prospectus, which is a part of a Registration Statement on Form S-4 filed by DTS, Inc. ("DTS"), the Form of Proxy Card and directions on how to attend the special meeting and vote in person, are available at www.are.com/proxy. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. FOR AGAINST ABSTAIN